AtheroNova

OTCBB: AHRO

www.AtheroNova.com

Safe Harbor Statement

Except for historical information contained herein, the statements in this presentation are forward-looking and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently unreliable and actual results may differ materially. Examples of forward looking statements in this presentation include statements regarding completion of AtheroNova's restructuring, commencement of the second animal trial and the development of applications for AtheroNova's compounds. Factors which could cause actual results to differ materially from these forward-looking statements include such factors as significant fluctuations in expenses associated with clinical trials, failure to secure additional financing, the inability to complete regulatory filings with the Food and Drug Administration, the introduction of competing products, or management's ability to attract and maintain qualified personnel necessary for the development and commercialization of its planned products, and other information that may be detailed from time to time in AtheroNova's filings with the United States Securities and Exchange Commission. AtheroNova undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

The Mummy's Curse





45% of the mummies studied had calcifications, either in the wall of an artery or along the course of an artery, that are pathognomonic for atherosclerosis.

Source: *JACC: Cardiovascular Imaging* April 2011

Still Lethal After All These Years



Deaths
500,000
400,000
300,000
200,000
100,000
0
409,867
290,422
76,375
62,435
36,538
454,613
268,890
68,498
51,040
41,434
A
B
C
D
E
A
B
D
F
C
Males
Females

A. Total CVD
B. Cancer
C. Accidents
D. Chronic Lower Respiratory Diseases
E. Diabetes Mellitus
F. Alzheimer's Disease

Vulnerable Plaque

Healthy Plaque-Free Artery


Atherosclerosis a condition in which plaque builds up on the inner lining of arteries.
Adventitia
Media
Intima
The plaque is formed from cholesterol, fat, calcium, and other substances in the blood.

90% of adult Americans have 10% or greater blockage

83 M Americans (1 in 3) have cardiovascular disease

Fatty Streak Develops


A fatty streak develops inside the Intima.

Source: American Heart Association

Market Opportunity

Addressing a Critical Unmet Medical Need

- $41+ billion potential market
- Dramatic preclinical data
- Multiple vitally important mechanisms of action
- Clinical development plan that captures
  - A known & accepted traditional pathway, *plus*
  - An early inflection point
- Highly respected Key Opinion Authorities (KOAs) & a proven development team to carry it forward
- A reassuring safety context

$41+ Billion Annual Drug Costs

260 million lipid-regulating drug prescriptions dispensed in 2011

US Diseases and Prevalence

Cardiovascular Disease
83 million patients

Stroke
7 million patients

Peripheral Artery Disease
8 million patients (33% are diabetics)

Dementia and Alzheimer's
6 million patients

Erectile Dysfunction
18 million patients



Source: IMS Health, American Heart Association

Historical Perspective

- What is 'atherosclerotic coronary artery disease' really?
  - More than just a clogged pipes disease
  - Traditional ways of 'seeing' it
  - Viewed in the context of parallel autopsy findings of 'coronary <u>thrombosis</u>'


LAD
LCX
D1
OM 1
OM 3
OM 2



OTCBB: AHRO
www.AtheroNova.com

Historical Perspective

- Histopathology studies generated the concept of the ‘vulnerable plaque’


Vulnerable Plaque
Fibrous cap
Lipid pool

  - > 80 % of subjects with one plaque have others in the coronary tree
  - Often found proximal to the site of narrowing

OTCBB: AHRO
www.AtheroNova.com

Historical Perspective

Aortic Plaque Regression In Vitro

BEFORE


Before
1 inch

AFTER 4 HOURS



AFTER 36 HOURS


After 36 hours

Filiberto Zadini, M.D.
Giorgio Zadini, M.D.

Historical Perspective

Aortic Plaque Regression In Vitro



Filiberto Zadini, M.D.
Giorgio Zadini, M.D.

AtheroNova and AHRO-001

Validation of Hypothesis:

Cleveland Clinic

CEDARS-SINAI

DAVID GEFFEN SCHOOL OF MEDICINE UCLA



AtheroNova and AHRO-001

AHRO-001 Pre-Clinical Mechanism of Action Study

University of California – Los Angeles
Jake Lusis, PhD
The David Geffen School of Medicine at UCLA

High fat diet in LDLR knockout mice

- Control Group
- AHRO-001



UCLA – Study Results

The study group receiving AHRO-001
had 95% less innominate arterial plaque
compared to the control group.


Plaque Area (uM^2/section)
70000
60000
50000
40000
30000
20000
10000
0
N=11
*
N=13
Control
AHRO-001

*P<0.01:Comparison to 15 wk chow fed mice following an 8 wk high fat diet

OTCBB: AHRO
www.AtheroNova.com

UCLA – Study Results

Arterial Stain Results


AHRO-001
Control Group

Plaque Stained ***RED***

UCLA – Study Results

Blood Chemistry Test Panel

Diet	AST	ALT	Dir. Bili	T. Bili	BUN	CK	LDH	GGT	ALP	CREAT	TPROT
Control	150	48	1	1	19	155	249	30	102	0.3	6
AHRO-001	67*	27	0.3*	0.4*	24	72	150*	6*	114	0.2	6

*:P<0.05

Indicating normal liver and kidney functions.

UCLA – Study Results

Average Lipid Levels

Diet	n	Triglycerides	Total Cholesterol	HDL Cholesterol	LDL Cholesterol	Unesterified Cholesterol	Free Fatty Acids	Glucose
Control	8	176	680	70	610	169	59	165
AHRO-001	8	157	389*	90	300*	95*	59	121

*:P<0.05

Data indicates a well pronounced hypolipidemic response due to AHRO-001 treatment.

Safety

Excellent Safety and Tolerability Data

- AtheroNova compounds show no morbidity or mortality in pre-clinical studies
- Ongoing pre-clinical studies continue to demonstrate excellent toxicology results
- Well tolerated at high doses
- Other compounds in this family have been shown to be well tolerated in humans

AHRO-001: Mechanisms of Action

Shih, Lusis et al, UCLA

- ‘Nature’s detergent’, and/or
- ‘Bile acids are increasingly being appreciated *as complex metabolic integrators* and signaling factors and not just as lipid solubilizers and simple regulators of bile-acid homeostasis.. LXR, FXR, TGR5…’
  - Nature Reviews Vol7(8), 2008, pp 678ff
- UCLA group:
  - decreases intestinal cholesterol absorption
  - improves HDL’s ability to mediate cholesterol efflux
  - increases cholesterol efflux from RAW 264.7 to HDL
  - ***and…***

AHRO-001: Mechanisms of Action

Shih, Lusis et al, UCLA

- In cell culture, AHRO-001 significantly up-regulates genes involved in cholesterol efflux

	ABCA 1	ABCG 1	Apo E
Vehicle	1.00	1.00	1.00
HDCA 100 mM	3.01	2.12	2.89
HDCA 50 mM	1.57	1.54	2.06

Comparative Mechanisms of Actions

AtheroNova is Positioned to Lead the Way

	AHRO-001	Statins	CETP Inhibitors	Ezetimibe (Zetia)	Niaspan
Emulsification of plaque	✓	-	-	-	-
Upregulate ABCA1/ABCG1 gene expression	✓	-	-	-	-
Decrease cholesterol absorption	✓	-	-	✓	-
Potential plaque reversibility	✓	✓*	-	-	-
Decrease plasma LDL cholesterol levels	✓	✓	✓	✓	✓
Increases efficiency of HDL	✓	-	✓	-	-
Stimulate reverse cholesterol transport	✓	-	✓	✓	-
Atheroprotective effect	✓	✓	-	✓	✓

*minimal efficacy at max dosage

Publications

Hyodeoxycholic acid improves HDL function and inhibits atherosclerotic lesion formation in LDLR-knockout mice.

Shih, et al.
FASEB J. 2013 Jun 10

The FASEB Journal
The Journal of the Federation of American Societies for Experimental Biology

Licensing & Development

AtheroNova and Maxwell Biotech Group's subsidiary, CardioNova, have entered into an agreement for up to $4.1 million equity investment in exchange for funding clinical Phase I and Phase II Studies

CardioNova receives a commercialization license for the following territory:

Russian Federation, Belarus, Ukraine, Kazakhstan, Kyrgyzstan, Tajikistan, Turkmenistan, Moldova, Azerbaijan and Armenia

MAXWELL Biotech Group

Clinical Phase I Study

A prospective, randomized, placebo controlled double-blind study of single and multiple ascending doses of orally administered AHRO-001 to assess the safety, tolerability & pharmacokinetics, with & without the concomitant administration of atorvastatin, in volunteers with mild to moderate hypercholesterolemia.

Study Objectives:

Primary: To assess the safety, tolerability and pharmacokinetics of single dose AHRO-001, followed by multiple doses of orally administered AHRO-001.

Secondary: To assess the safety, tolerability and pharmacokinetics of any drug-drug interaction between AHRO-001 and concomitantly administered atorvastatin.

Exploratory: To assess any observed pharmacokinetic/pharmacodynamic relationships.

Clinical Phase II Studies

Prospective, randomized, placebo controlled, double blind, multicenter studies to evaluate the safety and efficacy of orally administered AHRO-001.

Study Objectives:

201: To assess the safety of orally administered AHRO-001 on the basis of tolerability, symptoms, physical examination, clinical laboratory tests. Additional surrogate endpoint of plaque regression trend.

203: The efficacy of orally administered AHRO-001 in improvement of lipid profile.

202: To assess the reversibility trend in the lipid core plaque composition and total plaque volume as measured by IVUS.

Product Development - CMC

API Manufacturing – Drug Substance

80kg cGMP API for Phase I and II studies – delivered

Additional orders scheduled and in process

Formulation Development – Drug Product

Phase I clinical supply – delivered to Russia

FRONTAGE moving your compound forward

Phase II clinical supply - scheduled

Toxicology

Studies in Russia completed

Studies in US in progress

Intellectual Property

USPTO issues patent 8,304,383 in November 2012

Dissolution of Arterial Plaque
Using Hyodeoxycholic Acid

Intellectual Property

McDermott Will & Emery LLP

McDermott Will & Emery

AtheroNova has filed additional patents in 9 product families since inception

Multiple applications directed to treating atherosclerosis with various methods of administration and compounds

Additional patents pending, including applications for obesity, lipomas and adiposities

Management

Thomas Gardner
Chairman & CEO

Mark Selawski
Chief Financial Officer

Mark Wedel, MD, FACP
SVP Clinical Affairs & CMO

Balbir Brar, PhD, DVM
SVP Drug Development

Joan E. Shaw, MT (ASCP), SCC
Sr. Director of Clinical Operations

Mark Carvlin, PhD
Regulatory Consultant

Clinical Advisory Board

Stephen Nicholls, MBBS, PhD - Chairman
Professor of Cardiology / SAHMRI Heart Foundation Heart Disease Theme Leader
South Australian Health & Medical Research Institute
Advisor to the Cleveland Clinic

John J.P. Kastelein, MD, PhD
Professor of Medicine at the Department of Vascular Medicine at the Academic Medical Center
Strategic Chair of Genetics in Cardiovascular Disease at the University of Amsterdam

Ephraim Sehayek, MD
Assistant Staff - Genomic Medicine Institute, Lerner Research Institute,
Cleveland Clinic

Ben McFarland, PhD
Associate Professor - Department of Chemistry & Biochemistry, Seattle Pacific University

John Nachazel, MD
Anatomic & Clinical Pathologist, California Hospital Medical Center

Jian-Hua Qiao, MD
Anatomic & Clinical Pathologist, California Hospital Medical Center

Clinical Development Plan Overview



AHRO 203
AHRO 202
Phase III
POC IVUS Study
Traditional LDL Lowering Pathway
Value-Added Pathway
AHRO 201
Phase II
AHRO 101
Phase I

Near Term Value Triggers

Phase I Clinical Study Initiation	Q2 2013
Phase I Top Line Data	Q4 2013
Phase II Clinical Study Initiation	Q2 2014
Submission of IND to US FDA	Q2 2014

In Closing, the AtheroNova Opportunity…

- Very significant market
- Dramatic preclinical data
- Multiple, fundamentally important mechanisms of action
- A clinical development plan that captures both
    - known & accepted traditional pathway, *plus*
    - early inflection point
- Highly respected KOAs & an experienced development team to carry it forward
- From a class of compounds with an established track record for safety

AtheroNova

OTCBB: AHRO

www.AtheroNova.com